UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	MXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), stockholders approved (i) an amendment and restatement of the MaxLinear, Inc. Amended and Restated 2010 Equity Incentive Plan (as amended and restated, the “Amended and Restated Equity Incentive Plan”), including (a) the approval of a new ten-year term and (b) an increase in the number of shares reserved thereunder by 3,204,107, and (ii) an amendment and restatement of the MaxLinear, Inc. 2010 Employee Stock Purchase Plan (as amended and restated, the “Amended and Restated ESPP”), including (a) the extension of its term such that the Amended and Restated ESPP will remain in effect until it is terminated and (b) the removal of the annual automatic increase of the number of shares reserved and available for sale thereunder. The Amended and Restated Equity Incentive Plan and Amended and Restated ESPP each became effective at the time of stockholder approval.
The foregoing description of the Amended and Restated Equity Incentive Plan and Amended and Restated ESPP are qualified in its entirety by reference to the text of the Amended and Restated Equity Incentive Plan and Amended and Restated ESPP, respectively, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The material terms of the Amended and Restated Equity Plan and Amended and Restated ESPP are also described in the Company’s definitive proxy statement (the “2026 Proxy Statement”) filed with the Securities and Exchange Commission on April 2, 2026 and the definitive additional materials filed with the Securities and Exchange Commission on May 8, 2026.
Item 5.07     Submission of Matters to a Vote of Security Holders.
We held our Annual Meeting on May 20, 2026. At the Annual Meeting, 84,424,639 shares of our common stock were present or represented by proxy, representing 94.3% of voting power of the shares of our common stock outstanding as of March 23, 2026, the record date for the Annual Meeting. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.Election of Two Class II Directors. The following nominees were re-elected by the holders of our common stock to serve as our Class II directors to hold office until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Carolyn D. Beaver	72,805,687	2,560,585	311,453	8,746,914
Theodore L. Tewksbury, Ph.D.	67,497,547	7,892,168	288,010	8,746,914
2.Advisory Vote to Approve Named Executive Officer Compensation. On an advisory basis, the compensation of our named executive officers for the year ended December 31, 2025, as disclosed in our proxy statement for our Annual Meeting, was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
64,001,500	11,281,333	394,892	8,746,914
3.Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
83,765,497	182,307	476,835	—
4.Approval of Amendment and Restatement of the MaxLinear, Inc. Amended and Restated 2010 Equity Incentive Plan. The Amended and Restated Equity Incentive Plan, including approval of a new ten-year term and an increase in the number of shares reserved thereunder by 3,204,107, was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
53,023,149	22,625,779	28,797	8,746,914

5.Approval of Amendment and Restatement of the MaxLinear, Inc. 2010 Employee Stock Purchase Plan. The Amended and Restated ESPP to approve a new term was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
75,305,372	315,686	56,667	8,746,914
For more information about the above proposals that were voted on at the Annual Meeting, see the 2026 Proxy Statement.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit	Description
10.1	MaxLinear, Inc. Amended and Restated 2010 Equity Incentive Plan
10.2	MaxLinear, Inc. Amended and Restated 2010 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 21, 2026	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Steven G. Litchfield
Steven G. Litchfield
Chief Financial Officer and Chief Corporate Strategy Officer

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